U.S. SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

December 29, 2016

PREMIER PRODUCT GROUP, INC.

(Exact name of small business issuer as specified in its charter)

(Formally known as: VALLEY HIGH MINING COMPANY)

Wyoming	000-51232	68-0582275
(State of other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer ID No.)

1325 Cavendish Drive, Suite 201

Silver Spring, MD 20905

(Address of principal executive offices)

(Registrants telephone number, including area code)

(301) 202-7762

(former name or former address, if changed since last report)

PREMIER PRODUCT GROUP, INC.

1180 Unit #3 Lincoln Ave

Holbrook, NY 11741

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On December 27, 2016, Premier Products Group, Inc. filed an amendment to its Article of Incorporation with the State of Wyoming to change the authorized shares from unlimited status to 500,000,000 shares.

On December 16, 2016, Premier Product Group, Inc. completed the reduction of 225,000,000 shares back into treasury.

As of December 14, 2016, the official address for Premier Products Group Inc. is as follows:

Premier Products Group Inc.

1325 Cavendish Drive, Suite 201

Silver Spring, MD 20905

The Company has taken all necessary actions to amend the Articles of Incorporation with State of Wyoming as required, to ensure our shareholder have up to date and accurate information regarding PMPG’s corporate actions as stated above.

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SIGNATURES

Pursuant to the requirements of Section 12 of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized on December 29, 2016.

PREMIER PRODUCT GROUP, INC.

By:	/s/ Clifford Pope
Clifford Pope,
Interim Chief Executive Officer

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